Exhibit 99.1
 Investor PresentationGSE Systems, Inc. (“GSE Solutions”)NASDAQ: GVP9.12.2022

 Forward Looking Statements and Non-GAAP Financial Measures  This presentation, our remarks, and answers to questions contain statements that are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements reflect our current expectations concerning future events and results. We use words such as “expect,” ”intend,” ”believe,” “may,” “will,” “should,” “could,” “anticipate,” and similar expressions to identify forward-looking statements, but their absence does not mean a statement is not forward-looking. These statements are not guarantees of our future performance and are subject to risks, uncertainties, and other important factors that could cause our actual performance or achievements to be materially different from those we project. For a full discussion of these risks, uncertainties, and factors, we encourage you to read our documents on file with the Securities and Exchange Commission, including those set forth in our periodic reports under the forward-looking statements and risk factors sections. We do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.This presentation, our remarks, and answers to questions include references to Adjusted EBITDA, adjusted net income, and adjusted earnings per share (“adjusted EPS”), which do not adhere to generally accepted accounting principles (“GAAP”). We define EBITDA as earnings before interest, taxes, depreciation and amortization (“EBITDA”). Adjusted EBITDA” excludes from EBITDA certain non-recurring gains and expense including non-cash loss on impairment, impact of the change in fair value of contingent consideration, restructuring charges, stock-based compensation expense, impact of the change in fair value of derivative instruments, and acquisition-related expense. References to “Adjusted net income” excludes from net income non-cash loss on impairment, impact of the change in fair value of contingent consideration, restructuring charges, stock-based compensation expense, impact of the change in fair value of derivative instruments, acquisition-related expense, and amortization of intangible assets related to acquisitions. We define adjusted EPS as adjusted net income divided by fully diluted shares of common stock issued and outstanding. EBITDA, Adjusted EBITDA, Adjusted net income, and adjusted EPS are reconciled to net income, the most directly comparable GAAP measure, in the financial tables included in the Appendix to this presentation. We believe that this additional information and the reconciliation we provide may be useful to help evaluate our operations. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results.We undertake no duty to update or revise the information in light of new information, future events or otherwise, although we may do so from time to time as management believes is appropriate. Any such updating may be made through the filing of reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.

   To deliver advanced engineering services, technology solutions, and flexible workforce solutions primarily to the nuclear power industry to support a stable grid, energy security, and decarbonization of the power sector.        Our Mission

Company History

1970

GSE builds first ever nuclear power plant simulator

1993

Three leading simulation companies merge to form GSE Systems

1995

GSE goes pubic

GSE is proven, with over five decades of experience, more than 1,100 installations, and hundreds of customers in over 50 countries spanning the globe.

2010 - 2019

ACQUISTIONS

2010 - EnVision
2014 - Hyperspring
2017 - Absolute Consulting
2018 - True North Consulting
2019 - DP Engineering

On-demand Training
Training Services
Technical Staffing
Programs & Performance
Design & Analysis

2020

GSE Solutions was created

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

4

GSE At A Glance

- One of the few publicly held independent companies serving the clean energy sector of nuclear power and adjacent industries
- Delivers unique and essential engineering and workforce solutions, services and technology solutions
- Solutions include performance optimization, regulatory compliance, simulation, training, and staffing
- GSE supports the future of clean energy production and the decarbonization of the power industry

CELEBRATING 50 YEARS

Ticker | Exchange	**GVP | Nasdaq**
Headquarters	**Maryland**
Number of Employees	**~300**
Recent price (9/9/22)	**$1.06**
Shares outstanding	**~21.0M**
Market cap (9/6/22)	**~$22.3M**
Total cash (6/30/22)[3]	**~$5.4M**
Total debt (6/30/22)[4]	**~$4.1M**
Enterprise value[1]	**~$21.0M**
Revenue (2021)	**~$55.2M**
EV / Revenue[1]	**~0.4x**
Insider ownership[2]	**~1.29M shares**

GSE SOLUTIONS

[1]Enterprise Value and EV/Revenue are estimates based on the Recent Price, Market Cap, Total Cash and Total Debt amounts as of the dates provided herein and do not represent the Enterprise Value or EV/Revenue as of the date of this presentation. [2]Per proxy dated 5/2/2022. [3]Excludes $1.6M of restricted cash as of 6/30/2022. [4]Principal payments of debt due as of 6/30/2022 total $5.75M.

ISO 9001:2015

© 2022 GSE Solutions All Rights Reserved.

5

Leadership



Kyle Loudermilk

President and Chief Executive Officer

- 20+ years of executive experience at publicly-listed MicroStrategy. AspenTech, and PE-backed Datatel/Ellucian
- Strong track record revitalizing technology companies
- BS, MS, Chemical Engineering – Columbia University; Harvard University General Management Program



Emmett Pepe, CPA

Chief Financial Officer

- 30+ years of experience in finance management across a variety of business sectors
- Focus on the software and telecommunication
- Executive positions at MicroStrategy, BroadSoft, Software AG, and webMethods
- BS, Accounting – Penn State University



Don Horn

President, Engineering Performance Group

- 25+ years in energy industry, focused on managerial and engineering responsibilities
- Electrical engineering experience with Foster Wheeler, Houston Lighting & Power, and Fluor
- BS in Electrical Engineering – Colorado State University



Bahram Meyssami PhD

Chief Technology Officer

- 25+ years of experience in the software industry
- Former positions at Aspen Technology, Datatel, University of Maryland
- BS, MS, PhD Chemical Engineering – University of Maryland



Brian Greene

Vice President, Workforce Solutions Group

- 15+ years of staffing industry experience
- More than a decade with System One, with a particular focus on staffing for the nuclear energy and engineering sectors
- BA, English – University of West Georgia

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

6

 Strategic Growth Vision  $66M  $80M  $200M

Growth Strategy & Opportunities



Optimize Operations

- Support 80-year life extension activities to improve operations, enhance safety and extend plant life
- Cross-sell newer GSE services to current customers
- Extend more services and support to NuScale
- Help industry address challenges like the aging workforce and talent scarcity



Organic Growth

- Help customers meet decarbonization goals with our solutions like TSM/DVR
- Focus on Solutions combining simulation, plant data and optimization expertise
- Prepare for opportunities that will come from Japan’s restart of nuclear reactors
- Expand partnerships into advance reactors and SMRs



Inorganic Expansion

- Expand through strategic mergers & acquisitions
- Identified 100+ companies, $1B+ revenue as potential roll-up candidates in nuclear and adjacencies
- Address cross-over services that are natural adjacent markets such as DOE/DOD
- Further expansion in LNG and diversify in renewables such as wind, solar & green hydrogen

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

8

2026+ Roadmap – Growth Goals

[1] Adjusted EBITDA is a non-GAAP financial measure

	Breakeven	$80M Target	2026+ Target
Revenue	~$66M	~$80M	~$200M
Gross margin	~24%	~24%	~25%
R&D (% sales)	~1%	~1%	~1%
SG&A (% sales)	~24%	~20%	~16%
Adj. EBITDA[1]	~$0M	~$3M	~$15M
Cash Flow	~$0M	~$3M	~$12M

Capital Needs for 2026+ Target: ~$40-60M to create ~$12M in EBITDA from M&A; majority of capital from debt financing, internal cash generation and cash on hand.

The goals and targets presented on this slide are neither projections nor guidance. Company assumptions for the "Breakeven" and "$80M Target" include the fact that current operating expense could support the additional revenue. The gross margin percentage used in this model is an approximate average of recent published results. The 2026+ Target assumes inorganic growth through acquisition involving $120M of revenue, 25% gross margin and 10% Adjusted EBITDA margin. These forward-looking statements about the Company's goals for future financial performance include a non-GAAP financial measure, Adjusted EBITDA. As described in greater detail on slide 37, Adjusted EBITDA is derived by excluding interest (expense) income, income taxes, and depreciation and amortization from Net (loss) Income determined in accordance with GAAP (to arrive at EBITDA) then further adjusting for certain amounts, expenses or income to arrive at Adjusted EBITDA. The determination of the amounts that are excluded to arrive at Adjusted EBITDA is a matter of management judgment and depends upon, among other factors, the nature of the underlying amounts, expenses or income. We are unable to present a quantitative reconciliation of forward-looking Adjusted EBITDA to its most directly comparable forward-looking GAAP financial measure, Net (loss) income, because management cannot reliably predict all of the necessary components of such GAAP measure. Historically, management has excluded those categories described on Slide 37 of this presentation.

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

9

 Business Overview

GSE Today


GSE Engineering™
Design | Simulation | Performance

GSE Engineering Services s a highly experienced team focused on creating innovative ways to meet our customers' needs using a combination of our industry-leading services and products.

- Engineering design and implementation services
- Simulators that enhance design and performance
- Optimizing plant performance and engineering program applications


GSE Workforce Solutions™
Training | Consulting | Staffing

GSE Workforce Solutions division makes sure the right people and skills are in place for customer operations to run smoothly. Our experts help identify solutions and talent to address workforce gaps.

- Flexible staffing services
- End-to-end workforce management programs
- Knowledge transfer support as aging workforce retire
- Specialized nuclear training programs

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

11

Solutions Portfolio

GSE Design & Analysis | GSE Programs & Performance | GSE Systems & Simulation | GSE Technical Staffing | GSE Training Services

SERVICES · PRODUCTS · PEOPLE

GSE SOLUTIONS

ENGINEERING SERVICES
- Systems Upgrades
- Life Extension
- License Renewal
- Specialty Engineering EOC
- PRA Evaluations

PLANT MODIFICATIONS
- Mechanical, Electrical, I&C
- Civil/Structural
- Fire Protection
- Digital Upgrades

THERMAL PERFORMANCE
- Assessment Modeling
- Heat Balance Analysis
- Megawatt Improvement
- Online Monitoring
- Training Courses
- Thermal Performance Software

ENGINEERING PROGRAMS
- ASME OM Code
- In-Service Inspect/Test
- Appendix J
- Balance of Plant
- Engineering Programs Software
- Training Courses

DECOMMISSION SERVICES
- Assessment/ Readiness
- Procedures
- 10 CFR 72 Compliance
- License Termination

CONSULTING
- Nuclear Operations
- Program Compliance
- Performance Analysis
- Work Management
- Corrective Actions
- License & Regulatory
- Design for Inspectability

STAFFING
- Staff Augmentation
- Schedule/Plan Estimates
- Project Management
- Procedure Development

TRAINING
- Turn-key Programs
- Custom Programs & Development
- On-Demand Training
- Assessments
- Certified Instructors

SIMULATION
- Virtual Commissioning
- Advanced Modeling
- System Design
- Generic Simulation
- Full-Scope Custom Simulation
- On-Demand Platform
- Engineering Simulators

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

12

 Market Opportunities  LNG facilities  93  nuclear power plant reactors  170+  $1B Engineering Services$1B Staffing Services$2B per year (or $20M per facility)   $500M Engineering$500M Staffing Services$1B per year   Sources: Company Estimates, US Energy information Administration and Federal Energy Regulatory Commission US nuclear industry - US Energy Information Administration (EIA)LNG | Federal Energy Regulatory Commission (ferc.gov)

 Representative Global Blue-Chip Customers1   1The trademarks above are the property of the referenced companies; GSE disclaims ownership of such marks. Inclusion of a representative customer herein is not intended to suggest endorsement or recommendation.

Highly Diversified Business Model

	Software[1]	Engineering Services	Workforce Solutions
% of Revenue	~10%	~50%	~50%
Gross Margin	80-90%	30-40+%	12-15%
Primarily Selling	Software	Engineering Modeling & Modification Services	Technical / High-Value Staffing
Business Model	Sale of perpetual license with recurring MX, or SaaS annual subscription	Fixed price, and time and material contracts	Time and material contracts
Accounting	License upon delivery, ratable recognition over life of MX agreement	Percent complete, or as service is performed billing occurs	As service is performed billing occurs

[1] Software is a component of GSE's Engineering group

Percentages of revenue & gross margin are approximations based on our published results and earnings call commentary

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

15

Cross-Selling Our Solutions

GSE's Strategic Assets	Customer Example
Engineering Programs Support Thermal Performance Optimization/DVR Simulation Services Turnkey Training Courses Managed Task Training Training Staff Support	GSE currently has a **General Services Agreement (GSA)** in place with **GSE Programs & Performance** and use **GSE Workforce Solutions** GSE is working on **adding more of our engineering solutions** for design and simulation to create a more strategic comprehensive GSA We plan to continue to **add on more Workforce Solutions** as needed

TVA · Constellation · Southern Company · Entergy · DUKE ENERGY · FirstEnergy · TALEN ENERGY

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

16

 Web-based Employee Training Software  Dynamic Simulation Modeling Software  Engineering Program Software  Innovative Software Solutions   The most accurate, highest-level of advanced modeling used to test engineering changes, system design and human factors engineering.  EnVision On-Demand integrates computer-based tutorials and simulations to provide anytime, anywhere access to training content.  EP-Plus is a modern, easy to use engineering programs software suite, built on industry standards and best practices by leading experts.  Fleet Thermal System Monitoring Software  TSM Enterprise is a suite of calculation modules that provide timesaving methods of tracking thermal performance in plant applications.

Value in Software
Growing Revenue Streams



$4.8
$3.3
+48%
LTM Q2 2021
LTM Q2 2022

Software & Support Revenue
SaaS/Recurring Revenue (in $M)

GSE SOLUTIONS

Revenue growth

- Total software growth of 34%
  - LTM Q2 2021 ($3.8M)
  - LTM Q2 2022 ($5.1M)

Types of software

- Workforce training
- Engineering scenarios
- Analytics analysis
- Program support

Why software

- Better margins
- Implementing modernization of systems for better data knowledge
- Support virtual workforce with web-based solutions
- We have experts to develop and deploy

© 2022 GSE Solutions All Rights Reserved.
18

 Nuclear Industry Outlook

   Critical Part of the World’s Power MixNuclear power is constant and clean  of where carbon-free electricity came from 2020.  20%  Nuclear power is  52%  of the US’ power supply and  Without nuclear we cannot reach our net-zero goals. The world needs nuclear.  ENERGY SECURITY  CLEAN ENERGY  DECARBONIZATION GOALS  =  +  Nuclear Energy Institute Inc., Nuclear By The Numbers (August 2020)

 Here for The Long Term  The US makes up 30.9% of the world's nuclear energy GSE experts have experience working with these utilities and several more around the world. They have a deep understanding of regulations and emerging approaches.  An average nuclear plant spans 60 years - existing fleet requires 20-40 years possibly 80GSE’s support the aging nuclear fleet; helping to improve operations, enhance safety and extend plant life.  https://ourworldindata.org/nuclear-energy      +20  +20  Nuclear Power Generation by Country 2021  Nuclear Power Generation by Country 2021  Average US Nuclear Plant is ~40 Years Old  Extrapolated from The Conversation, August 2018; International Atomic Energy Agency    40

Government Support for Clean Energy

New Legislative Initiatives

- $30B for nuclear sector from Inflation Reduction Act
- Create a carbon-free power sector by 2035
- US on a path to a net-zero economy by 2050
- Re-establish Council of Advisors on Science and Technology
- Creation of more jobs and skilled-trades
- Increase the resilience of facilities
- Phaseout of fossil fuel subsidies
- US $1.2T Infrastructure Bill in 2021

Important Gains

- ✓ US $6B civil nuclear credit program
- ✓ Preserving immense amounts of carbon free electricity as well as high-paying jobs
- ✓ Funding through FY 2026 (US $1.2B per year) to the DOE to implement the ARDP program
- ✓ Funding for DOE's ARDP Demonstration projects and authorizes US $3.2B through FY 2027 for the advanced reactor demonstrations
- ✓ US $2.4B to fund ARDP awards from FY 2022-2025

GSE

© 2022 GSE Solutions All Rights Reserved.

22

The Future is in Small Modular Reactors (SMRs)

SMRs are reactors that produce less of electricity than traditional reactors. They are factory-built: minimizing costs, improving quality and reducing construction schedules.

- ✓ Modularity
- ✓ Lower Capital Investment
- ✓ Siting Flexibility
- ✓ Greater Efficiency
- ✓ Increasing Grid Stability

- ✓ Safeguards & Security / Nonproliferation
- ✓ US Industry, Manufacturing and Job Growth
- ✓ Economic Development
- ✓ Safe, Clean, & Affordable Nuclear Power Option




NUSCALE

- SMRs are being developed by NuScale, GE Hitachi; Rolls-Royce Consortium; and others
- Every SMR will need simulation technology, engineering services and other solutions that GSE can provide

GSE SOLUTIONS

1 December 2020 - Natural Resources Canada press release outlines next steps for progress on small modular reactor technology.
2 According to ReportLinker.com
3 Valuates' Reports: https://bit.ly/3...

23

Positioning GSE for a Bright Future





GSE's capable and adaptable platform, technical expertise, collaborative culture, and dedicated customer support have provided NuScale with a powerful tool with which to demonstrate the future of nuclear power. - John Hopkins, President and Chief Executive Officer of NuScale Power

NuScale has developed a transformational SMR that delivers scalable, safe, reliable carbon-free nuclear power

In 2012 NuScale chose the GSE platform and team to assist them in testing out key control room design decisions as part of the Design Certification Application (DCA) process

GSE's simulator is an integral part of the DCA to the US NRC to prove the design and operational concepts

GSE collaborates with NuScale on Energy Exploration (E2) Centers for Research

NuScale goes public with a ~$1.9 billion pro forma enterprise value

NuScale is expected to have first SMR operational by 2027 or sooner

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

24

 Financials

 Quarterly Financial Highlights  Consolidated Orders (in $M)  Performance Engineering Orders (in $M)  Consolidated Orders & Revenue Trend (in $M)  Workforce Solutions Orders (in $M)          Orders and backlog data presented above are available in our quarterly filings & earnings releases.

Recent Financial Results

	FY 2022			
	Q1	Q2		FY21
	Mar	Jun		Dec
	Actual	*Actual*		*Actual*
Performance Improvement Solutions (Engineering)	6.397	7.953		28.140
Workforce Solutions (NITC)	5.878	4.792		27.043
Total Revenue	**$ 12.275**	**$ 12.745**		**$ 55.183**
Gross profit				
Performance Improvement Solutions (Engineering)	1.815	2.568		8.124
Gross margin for Performance Improvement Solutions (Engineering)	*28.4%*	*32.3%*		*28.9%*
Workforce Solutions (NITC)	0.612	0.604		3.734
Gross margin for Workforce Solutions (NITC)	*10.4%*	*12.6%*		*13.8%*
Total Gross Profit	**2.427**	**3.172**		**11.858**
Total Gross Margin %	*19.8%*	*24.9%*		*21.5%*
TOTAL OPERATING EXPENSES	4.981	4.895		17.832
Operating income (loss)	(2.554)	(1.723)		(5.974)
Adjusted EBITDA	$ (1.715)	$ (0.715)		$ (2.242)

GSE SOLUTIONS

HIGHLIGHTS

- **Revenues in Q2:22 starting upward trend**
  - Gross margin improvement by 510 basis points in Q2:22
  - Strong showing by Performance Engineering in Q2:22 with revenues increasing by 16% over Q2:21.
- **Total Software Sales Increased to $4.8 million in FY21**
  - Software and support sales increased in Q2:22 to $1.2 million, 54% increase compared to Q2:21.
- **Sizable backlog**
  - Total backlog stood at $34.0 million at June 30, 2022.

© 2022 GSE Solutions All Rights Reserved.

27

Improved Capital Structure

		FY 2022	
	FY21	Q1	Q2
	Dec	Mar	Jun
	Actual	*Actual*	*Actual*
ASSETS			
Current assets			
Cash and cash equivalents	$ 3.550	$ 5.448	$ 5.364
Restricted cash	0.000	0.000	0.632
Contract receivables, net	11.257	10.421	9.535
Prepaid expenses and other current assets	5.262	4.299	2.512
Total current assets	20.069	20.168	18.043
Non-current assets			
Total non-current assets	18.982	20.186	19.150
Total assets	$39.051	$40.354	$37.193
LIABIUTIES AND STOCKHOLDERS' EQUITY			
Current liabilities			
Line of credit	$ 1.817	$ -	$ -
Total current liabilities	15.039	16.551	15.283
Non-current liabilities			
Long-term debt, less current portion	0.000	2.955	2.243
Total non-current labilities	0.969	3.740	2.805
Total Liabilities	16.008	20.291	18.088
Stockholders' equity			
Total stockholders' equity	23.043	20.063	19.105
Total liabilities and stockholders' equity	$ 39.051	$ 40.354	$ 37.193

($ In Millions)

GSE SOLUTIONS™

HIGHLIGHTS

- **Significantly improved balance sheet**
  - Ended Q2:22 with cash, cash equivalents and restricted cash of $6.9 million
  - Repaid in full, all outstanding line-of-credit indebtedness of $1.8 million
  - Company entered into agreement for convertible note and raised $5 million in net proceeds in Q1:22.
- **Employee Retention Credit remaining in receivables**
  - Company collected $1.6 million in Q2:22 and has ~$1.4 million remaining refunds due to company.

Recent recapitalization positions us to execute growth plan

© 2022 GSE Solutions All Rights Reserved.

28

 Peer Group Analysis: GSE at Significant Discount    Ticker *   Company   Stock Price*  Shares Outstanding  Market Cap  Cash  Debt1  Enterprise Value   SALES(TTM)    EV/SALES(TTM)   GVP  GSE Solutions (GSE Systems)  $1.14  21.0  $23.94  $5.36  $4.14  $22.72  $53.58  0.42    Ticker*    Company   Stock Price*  Shares Outstanding  Market Cap  Cash  Debt  Enterprise Value  SALES(TTM)   EV/SALES(TTM)   NVEE  NV5 Global  $133.58  15.5  $2,070.49  $44.42  $73.84  $2,099.91  $766.99  2.74   WLMS  Williams Industrial Services  $1.59  26.4  $41.98  $0.66  $30.13  $71.45  $278.14  0.26   ATCX  Atlas Technical Consultants  $8.04  36.8  $295.87  $11.00  $503.49  $788.36  $575.66  1.37   LEU  Centrus Energy Corp.  $47.35  14.5  $686.58  $115.60  $98.80  $669.78  $314.70  2.13   SVIK.ST  Studsvik  96.90 SEK  8.2  796.4 SEK  64.3 SEK  103.9 SEK  756.8 SEK  825.2 SEK  0.89   BWXT  BWX Technologies  $51.51  91.2  $4,697.71  $67.40  $1,380.25  $6,010.56  $2,175.65  2.76   PESI  Perma-Fix Environmental  $5.01  13.3  $66.63  $0.16  $1.30  $67.77  $68.28  0.99     Peer Group                1.59  *As of 9/6/2022 and USD, unless noted  Discount to Peer Group ~70%  1Principal payments of debt due as of 6/30/2022 total $5.75M

 Summary

       Our Focus          Capitalize on demand from existing facilities that need improvements and upgrades Focus on the cross-sell and up-sell to existing marketStrengthen divisional leadership and sales forceDeliver on exciting solutions pipeline Streamline operations, contain costs and maximize cash flow

Summary: Positioned For Success

Specialized Platforms

50+ years of serving clients in nuclear

Proven technology for simulation and training

Difficult-to-replicate technology and talent

Favorable Industry Drivers

Nuclear as a critical to carbon-free energy

Ambitious legislation to cut carbon emissions

Aging workforce crisis

Favorable outlook for SMR technology

Solid Growth Strategy

Focus on growth & roadmap

Capitalize on need for improvements and upgrades

Capture growth opportunities in the power industry, including SMRs

Proven Leadership

Experience to deliver operational improvements

Leadership with an owner/operator mentality

Aligned with shareholders – GSE management are sizable shareholders

Global Client Base

Five decades serving a high-barrier-to-entry market

Strong relationships with blue chip power and process companies

Diverse number of clients

Attractive Valuation

Significant discount relative to industry peers

Growing SaaS revenue stream, higher margin

Streamlined operations, contained costs and maximize cash flow

GSE SOLUTIONS

© 2022 GSE Solutions All Rights Reserved.

32

Connect With Us

GSE Solutions
Kyle Loudermilk
President and CEO
kyle.loudermilk@gses.com
+1 410.970.7800

Lytham Partners
Adam Lowensteiner
Vice President
gvp@lythampartners.com
+ 1 646.829.9702

linkedin.com/company/gse-solutions/
www.gses.com
investor@gses.com
410.970.7800

© 2022 GSE Solutions All Rights Reserved.

33

 Appendix

 Approximate Revenue Mix (2021)      Engineering  Workforce Solutions  By Segment  By Industry      Nuclear  Other Power      North America  Europe  By Geography      Utilities  Other  By End User    Asia & Other    Non-Power / Process

GSE Solutions Financial History[1,2] and Balance Sheet Data

Financial Summary[1] (in $ millions, except shares amounts)	Fiscal Year Ended 2017	2018	2019	2020	2021	6 Months Ended Jun. 30, 2021	Jun. 30, 2022
Revenue	70.9	92.2	83.0	57.6	55.2	26.6	25.0
Gross Profit	18.5	23.1	20.3	14.8	11.9	5.6	5.6
Gross margin	*26%*	*25%*	*24%*	*26%*	*21%*	*21%*	*22%*
Operating (loss) income	0.2	1.4	(7.4)	(9.5)	(6.0)	(3.5)	(4.3)
Operating margin	*0%*	*1%*	*(9%)*	*(17%)*	*(11%)*	*(13%)*	*(17%)*
Net (loss) income	6.6	(0.4)	(12.1)	(10.5)	10.6	1.0	(4.8)
Diluted EPS	$0.33	($0.02)	($0.60)	($0.52)	$0.51	$0.05	($0.23)
Diluted shares	19,605,427	19,704,999	20,062,021	20,439,157	20,761,191	20,638,116	21,006,910
EBITDA	1.5	3.7	(2.2)	(6.9)	12.8	2.1	(3.4)
Adjusted EBITDA	5.7	7.4	4.8	(0.3)	(2.2)	(1.2)	(2.4)
Adjusted net (loss) income	3.0	(3.6)	8.0	0.0	(2.9)	(1.6)	(3.4)
Adjusted EPS - diluted	$0.15	($0.18)	$0.39	$0.00	($0.14)	($0.08)	($0.16)

Balance Sheet (in $ millions)	Jun. 30, 2022
Cash and cash equivalents	5.4
Current assets	18.0
Total assets	37.2
Current liabilities	15.3
Total debt	4.1
Total stockholders' equity	19.1

1 Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017
2 EBITDA, Adjusted EBITDA, Adjusted net income and adjusted EPS are non-GAAP financial measures; see GAAP to non-GAAP reconciliation on pages 26 and 27 in the Appendix of this presentation.

© 2022 GSE Solutions All Rights Reserved.

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GSE EBITDA & Adjusted EBITDA Reconciliation (in $ Thousands)[1]

EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes EBITDA and Adjusted EBITDA, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses EBITDA, Adjusted EBITDA, and other non GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non GAAP and GAAP results. Investors should recognize that EBITDA and Adjusted EBITDA might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non GAAP EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure (net income) in accordance with SEC Regulation G follows:

Adjusted EBITDA Summary	Fiscal Year Ended					6 Months Ended	
(in $ thousands)	2017	2018	2019	2020	2021	Jun. 30, 2021	Jun. 30, 2022
Net (loss) income	6,557	(354)	(12,085)	(10,537)	10,607	1,026	(4,835)
Interest (expense) income, net	(80)	268	988	623	159	103	506
(Benefit) provision for income taxes	(6,153)	1,131	5,733	355	163	(39)	110
Depreciation and amortization	1,146	2,634	3,129	2,612	1,865	994	802
EBITDA	1,470	3,679	(2,235)	(6,947)	12,794	2,084	(3,417)
Acquisition-related expense	473	540	744	192	-	-	-
Acquisition-related settlement	-	-	(2,025)	-	-	-	-
Bad debt related to customer bankruptcy	122	85	-	-	-	-	-
Change in fair value of contingent consideration	446	-	(1,200)	-	-	-	-
Employee retention credit and PPP loan forgiveness	-	-	-	-	(17,289)	(5,075)	-
Impact of the change in fair value of derivative instruments	(99)	350	13	17	(19)	-	(114)
Litigation	-	-	-	477	(22)	-	-
Loss on impairment	-	-	5,597	4,302	3	-	-
Restructuring charges	778	1,269	2,478	1,297	798	808	-
Stock-based compensation expense	2,472	1,526	1,420	378	1,043	501	1,101
VAT write-off	-	-	-	-	450	450	-
Adjusted EBITDA	5,662	7,449	4,792	(284)	(2,242)	(1,232)	(2,430)

[1] Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017

GSE SOLUTIONS

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Adjusted Net Income & Adjusted EPS Reconciliation

(In $ Thousands, except share amounts)[1,2]

Adjusted Net Income and adjusted earnings (loss) per share ("adjusted EPS") are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes adjusted net income and adjusted EPS, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses Adjusted Net Income and other non GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non GAAP and GAAP results. Investors should recognize that Adjusted Net Income and Adjusted EPS might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non GAAP adjusted net income and adjusted EPS to GAAP net income, the most directly comparable GAAP financial measure, is as follows:

Adjusted Net Income (Loss) Summary	Fiscal Year Ended					6 Months Ended	
(in $ thousands, except shares amounts)	2017	2018	2019	2020	2021	Jun. 30, 2021	Jun. 30, 2022
Net (loss) income	6,557	(354)	(12,085)	(10,537)	10,607	1,026	(4,835)
Acquisition-related expense	473	540	744	192	-	-	-
Acquisition-related settlement	-	-	(2,025)	-	-	-	-
Amortization of intangible assets related to acquisitions	335	1,612	2,400	1,943	1,213	643	491
Bad debt related to customer bankruptcy	122	85	-	-	-	-	-
Change in fair value of contingent consideration	446	-	(1,200)	-	-	-	-
Employee retention credit and PPP loan forgiveness	-	-	-	-	(17,289)	(5,075)	-
Impact of the change in fair value of derivative instruments	(99)	350	13	17	(19)	-	(114)
Litigation	-	-	-	477	(22)	-	-
Loss on impairment	-	-	5,597	4,302	3	-	-
Release of valuation allowance	(10,555)	(339)	6,820	1,589	246	-	-
Restructuring charges	778	1,269	2,478	1,297	798	808	-
Stock-based compensation expense	2,472	1,526	1,420	378	1,043	501	1,101
Tax reform impact	2,497	-	-	-	-	-	-
VAT write-off	-	-	-	-	450	450	-
Income tax expense impact of adjustments	-	(8,251)	3,851	345	46	-	-
Adjusted net income (loss)	3,026	(3,562)	8,013	3	(2,924)	(1,647)	(3,357)
Earnings (loss) per share - diluted	$0.33	($0.02)	($0.60)	($0.52)	$0.51	$0.05	($0.23)
Adjusted earnings (loss) per share - diluted	$0.15	($0.18)	$0.39	$0.00	($0.14)	($0.08)	($0.16)
Weighted average shares outstanding - diluted	19,605,427	19,922,151	20,376,255	20,439,157	20,761,191	20,638,116	20,980,046

[1] Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017

[2] Adjusted Net Income for prior periods does not include the impact on income tax expense of the adjustments

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